UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2007


                          PLAYLOGIC ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

                                     0-49649
                            (Commission File Number)

            Delaware                                    23-3083371
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation)


            Concertgebouwplein 13, 1071 LL Amsterdam, The Netherlands
             (Address of principal executive offices, with zip code)

                                 31-20-676-0304
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 10, 2007, Rothstein, Kass & Company, P. C. ("Rothstein Kass") resigned and ceased to be the independent registered public accounting firm of Playlogic Entertainment, Inc. (the "Company"). The resignation was accepted by the Company's board of directors.

Rothstein Kass has not issued any audit report on the Company's financial statements since its engagement on August 16, 2006 as the Company's independent registered public accounting firm.

From August 16, 2006 to the date of this report, there were no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In connection with its review of the Company's unaudited financial statements for the quarterly period ended September 30, 2006, Rothstein Kass advised the management and the board of directors of the Company that the Company had material weaknesses in its internal control, which was disclosed by the Company in its quarterly report on Form 10-QSB for the same period, as amended, restated and filed on December 21, 2006 after which the Company is in full compliance with its reporting and filing duties; there were otherwise no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

Rothstein Kass has furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated January 17, 2007, is attached as Exhibit 16.1 to this report.

ITEM 8.01         OTHER EVENTS

The Company issued a press release on January 17, 2007 announcing the resignation of Rothstein Kass and the Company's plan to seek a listing on the London Stock Exchange (AIM), a copy of which is furnished herein as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number         Description
99.1           Press release of the Company dated January 17, 2007
16.1           Letter from Rothstein Kass dated January  17, 2007 addressed to the Securities and Exchange Commission


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLAYLOGIC ENTERTAINMENT, INC.



Date:  January  17, 2007               By: /s/   WILLEM M. SMIT
                                           ----------------------------
                                           Name:  Willem M. Smit
                                           Title: President and Chief Executive
                                                  Officer

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